UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-612
                                   -------

 Value Line Income and Growth Fund, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.       10017
---------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500
                                                    ------------

Date of fiscal year end: December 31, 2006
                         -----------------

Date of reporting period: December 31, 2006
                          -----------------

Item I.  Reports to Stockholders.

      A copy of the Annual Report to Stockholders for the period ended 12/31/06 is included with this Form.

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                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 2006
--------------------------------------------------------------------------------



                    Value Line Income and Growth Fund, Inc.



                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line Income and Growth Fund, Inc.

                                                        To Our Value Line Income
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Income & Growth Fund (the "Fund") had a total return of 11.07% in 2006, compared with a total return of 15.79% for the Standard & Poor's 500 Index(1) and 3.78% for the Lehman Brothers Government/Credit Bond Index(2).

The equity market had a strong second half in 2006, with the entire year's returns for the major indices being generated during this period. Several factors contributed to these gains. First, the Federal Reserve stopped raising the overnight lending rate during the summer, topping out at 5.25%, bringing to an end a monetary tightening cycle that began in 2004. The rate pause was a result of a slowing economic environment in combination with lower inflationary readings. In addition, energy prices began to retreat from their record levels of last summer helping to buoy consumer's purchasing power. Lastly, corporate earnings kept up their healthy growth pace leading to a record for consecutive double-digit gains at 14 quarters in a row. However, given the strong operating margin improvement and the resulting strong earnings growth that U.S. corporations have delivered over the last several years, it would appear that these gains will be more moderate in the year ahead. The large level of corporate cash holdings, combined with sizeable war chests held by private equity investors, should provide decent support to any pullbacks in the market.

Given this backdrop, we continue to focus our equity investing on dividend paying companies where we believe in the quality of earnings. In addition, we also have given a heavier weighting to companies with foreign sales since we believe those economies may do better in the year ahead. During the past year, the Fund has slightly increased its fixed income holdings and we have also increased the length of maturity of these holdings to add some intermediate maturities. However, due to the relatively small additional pick up in yield for spread products such as corporate holdings, the Fund has mainly been adding U.S. Treasury debt. The Fund's cash and equivalent holdings were at a relatively high 12% at year-end, but this allows us some flexibility to add promising investments in either the equity or fixed income arenas as they arise.

We believe that in the current investment setting, a well-diversified and balanced approach will produce the best long-term results on a risk/reward basis. This strategy has worked well over the last few years as the Fund has consistently been ranked in the top decile of its Lipper peer group. Preserving capital in the short run, while generating good total returns (income plus growth) over the long term, remains our goal.

As always, we appreciate your continued investment with us.


                                Sincerely,


                                /s/ Jean Bernhard Buttner
                                Jean Bernhard Buttner
                                Chairman and President


January 31, 2007

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2) The Lehman Brothers Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


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2

                                         Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy slowed markedly over the final three quarters of 2006, with growth decelerating from 5.6% in the opening period, to 2.6% in the second three months, and to just 2.0% and 2.2%, respectively, during the year's closing two quarters. Further Federal Reserve monetary tightening and soaring oil prices were initially responsible for the sharp slowdown in the nation's gross domestic product growth. Later on it was a downward spiral in the housing market that proved to be the primary culprit.

Now, as we start a new year, we find that the Fed is still on hold: oil prices seem to be stabilizing in the $55-$65 a barrel range: and there are signs that the aggregate economy is pressing forward at a modest, but seemingly sustainable, rate of 2.5%, or so. In our view, such a rate of GDP growth would allow corporate earnings to move modestly higher, but would be insufficient to push inflation up sharply.

Helping to sustain this prospective level of economic growth should be solid levels of activity in the retail sector, comparative stability in oil prices, and a steady monetary course at the Federal Reserve. The nation's business expansion is likely to be restrained, however, by weak housing demand, softness in the auto sector, and sluggish industrial activity.

Gross domestic product growth along these lines and accompanying subdued inflation probably would have positive ramifications for the stock and bond markets.


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                                                                               3

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

      The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index. The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

             Comparison of a Change in Value of a $10,000 Investment
      in the Value Line Income and Growth Fund, Inc. and the S&P 500 Index*
             and the Lehman Brothers Government/Credit Bond Index**

      [THE FOLLOWING WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL]


                   Value Line                                Lehman Brothers
                Income and Growth         S&P 500           Government/Credit
                    Fund, Inc.         Stock Index             Bond Index
                -----------------      -----------          -----------------
   1/1/1997           10,000              10,000                 10,000
  3/31/1997            9,740              10,267                  9,914
  6/30/1997           11,023              12,059                 10,274
  9/30/1997           12,126              12,963                 10,635
 12/31/1997           11,855              13,336                 10,976
  3/31/1998           12,761              15,196                 11,142
  6/30/1998           13,149              15,698                 11,434
  9/30/1998           12,310              14,136                 12,000
 12/31/1998           15,154              17,146                 12,016
  3/31/1999           16,371              18,001                 11,872
  6/30/1999           16,548              19,270                 11,742
  9/30/1999           16,340              18,066                 11,805
 12/31/1999           18,992              20,755                 11,757
  3/31/2000           19,865              21,231                 12,074
  6/30/2000           19,600              20,666                 12,249
  9/30/2000           19,997              20,466                 12,601
 12/31/2000           18,683              18,865                 13,151
  3/31/2001           17,138              16,628                 13,571
  6/30/2001           18,243              17,601                 13,612
  9/30/2001           16,456              15,018                 14,261
 12/31/2001           17,715              16,623                 14,269
  3/31/2002           17,602              16,669                 14,202
  6/30/2002           16,657              14,435                 14,735
  9/30/2002           15,033              11,941                 15,574
 12/31/2002           15,584              12,949                 15,844
  3/31/2003           15,295              12,541                 16,104
  6/30/2003           17,159              14,472                 16,672
  9/30/2003           17,640              14,854                 16,588
 12/31/2003           19,392              16,663                 16,583
  3/31/2004           20,206              16,945                 17,094
  6/30/2004           20,455              17,237                 16,553
  9/30/2004           20,562              16,914                 17,141
 12/31/2004           22,183              18,475                 17,279
  3/31/2005           22,237              18,079                 17,163
  6/30/2005           22,716              18,326                 17,754
  9/30/2005           24,136              18,987                 17,583
 12/31/2005           24,398              19,383                 17,688
  3/31/2006           25,725              20,199                 17,509
  6/30/2006           25,349              19,909                 17,485
  9/30/2006           25,843              21,036                 18,168
 12/31/2006           27,098              22,445                 18,356

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

** The Lehman Brothers Government/Credit Bond Index is representative of the broad based fixed-income market. It includes non-investment grade government and corporate securities with a maximum final maturity of 10 years. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index.

      The returns for the indices do not reflect expenses which are deducted from the Fund's returns.

Performance Data:***

                                     Average Annual     Growth of an Assumed
                                      Total Return      Investment of $10,000
                                    ----------------   ----------------------
1 year ended 12/31/06 ...........         11.07%               $11,107
5 years ended 12/31/06 ..........          8.87%               $15,296
10 years ended 12/31/06 .........         10.48%               $27,098

--------------------------------------------------------------------------------
*** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
4

                                         Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                                                          Expenses* paid
                                                        Beginning           Ending        during period
                                                      account value     account value      7/1/06 thru
                                                          7/1/06           12/31/06          12/31/06
                                                     ---------------   ---------------   ---------------
Actual ...........................................     $ 1,000.00        $ 1,069.00          $ 5.58
Hypothetical (5% return before expenses) .........     $ 1,000.00        $ 1,019.81          $ 5.45

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.


--------------------------------------------------------------------------------
                                                                               5

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2006 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Common Stock Holdings


                                                                                    Percentage of
Issue                                                    Shares        Value         Net Assets
-----------------------------------------------------   --------   -------------   --------------
General Electric Co. ................................   95,000      $3,534,950           0.99%
Microsoft Corp. .....................................   90,000      $2,687,400           0.75%
Citigroup, Inc. .....................................   40,000      $2,228,000           0.62%
Anheuser-Busch Companies, Inc. ......................   45,000      $2,214,000           0.62%
Telefonica S.A. ADR .................................   30,000      $1,912,500           0.53%
Ameriprise Financial, Inc. ..........................   35,000      $1,907,500           0.53%
Telecom Corporation of New Zealand Ltd. ADR .........   70,000      $1,884,400           0.53%
Wal-Mart Stores, Inc. ...............................   40,000      $1,847,200           0.52%
Sanofi-Aventis ADR ..................................   40,000      $1,846,800           0.52%
Pfizer, Inc. ........................................   70,000      $1,813,000           0.51%

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Net Assets

[THE FOLLOWING WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL]

Common & Preferred Stocks                 59.5%
Bonds & Notes                             28.6%
Cash & Equivalents                        11.9%

--------------------------------------------------------------------------------
Sector Weightings -- Percentage of Total Investment Securities

[THE FOLLOWING WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL]

Government                                23.5%
Consumer, Non-cyclical                    14.7%
Industrial                                13.8%
Financial                                  9.9%
Communications                             7.6%
Energy                                     7.2%
Consumer, Cyclical                         6.1%
Basic Materials                            6.0%
Technology                                 5.9%
Utilities                                  4.8%
Mortgage Securities                        0.5%


--------------------------------------------------------------------------------
6

                                         Value Line Income and Growth Fund, Inc.

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCKS (57.8%)
             AEROSPACE/DEFENSE (0.9%)
     25,000  Armor Holdings, Inc.* .............................  $   1,371,250
     20,000  Goodrich Corp. ....................................        911,000
     10,000  Lockheed Martin Corp. .............................        920,700
                                                                  -------------
                                                                      3,202,950
             AUTO & TRUCK (0.3%)
     25,000  Honda Motor Co. Ltd. ADR ..........................        988,500
             AUTO PARTS (0.5%)
     15,000  Autoliv, Inc. .....................................        904,500
     10,000  Eaton Corp. .......................................        751,400
                                                                  -------------
                                                                      1,655,900
             BANK (0.6%)
     30,000  KeyCorp ...........................................      1,140,900
     14,000  PNC Financial Services Group, Inc.                       1,036,560
                                                                  -------------
                                                                      2,177,460
             BEVERAGE -- ALCOHOLIC (0.9%)
     45,000  Anheuser-Busch Companies, Inc. ....................      2,214,000
     29,276  Constellation Brands, Inc. Class A*                        849,589
                                                                  -------------
                                                                      3,063,589
             BEVERAGE -- SOFT DRINK (0.6%)
     25,000  Cadbury Schweppes PLC ADR .........................      1,073,250
     25,000  Coca-Cola Co. (The) ...............................      1,206,250
                                                                  -------------
                                                                      2,279,500
             BIOTECHNOLOGY (0.5%)
     25,000  Amgen, Inc.* ......................................      1,707,750
             CANADIAN ENERGY (0.9%)
     16,000  Canadian Natural Resources, Inc. ..................        851,680
     25,000  EnCana Corp. ......................................      1,148,750
      8,000  Suncor Energy, Inc. ...............................        631,280
     25,000  Talisman Energy, Inc. .............................        424,750
                                                                  -------------
                                                                      3,056,460
             CEMENT & AGGREGATES (0.4%)
     40,000  Cemex S.A. de C.V. ADR* ...........................      1,355,200
             CHEMICAL -- BASIC (1.0%)
     20,000  Agrium, Inc. ......................................        629,800
     40,000  Dow Chemical Co. (The) ............................      1,597,600
     25,000  E.I. du Pont de Nemours and Co. ...................      1,217,750
                                                                  -------------
                                                                      3,445,150
             CHEMICAL -- DIVERSIFIED (1.7%)
     15,000  3M Co. ............................................      1,168,950
     15,000  Cabot Corp. .......................................        653,550
     20,000  Cytec Industries, Inc. ............................      1,130,200
     20,000  Eastman Chemical Co. ..............................      1,186,200
     55,000  Huntsman Corp.* ...................................      1,043,350
     30,000  Pall Corp. ........................................      1,036,500
                                                                  -------------
                                                                      6,218,750
             CHEMICAL -- SPECIALTY (0.8%)
     15,000  Arch Chemicals, Inc. ..............................        499,650
     80,000  Chemtura Corp. ....................................        770,400
     20,000  Lubrizol Corp. (The) ..............................      1,002,600
     20,000  Mosaic Co. (The)* .................................        427,200
                                                                  -------------
                                                                      2,699,850
             COAL (0.3%)
     14,000  Huaneng Power International, Inc. .................        503,020
     15,000  Peabody Energy Corp. ..............................        606,150
                                                                  -------------
                                                                      1,109,170
             COMPUTER & PERIPHERALS (0.9%)
     40,000  Dell, Inc.* .......................................      1,003,600
     85,000  EMC Corp.* ........................................      1,122,000
     20,000  Seagate Technology ................................        530,000
     35,000  Western Digital Corp.* ............................        716,100
                                                                  -------------
                                                                      3,371,700
             COMPUTER SOFTWARE &
               SERVICES (2.0%)
     30,000  Accenture Ltd. Class A ............................      1,107,900
     15,000  Cognos, Inc.* .....................................        636,900
     25,000  Computer Sciences Corp.* ..........................      1,334,250
     18,920  L-1 Identity Solutions, Inc.* .....................        286,260


                                              See Notes to Financial Statements.
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                                                                               7

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
     90,000  Microsoft Corp. ...................................  $   2,687,400
     25,000  NAVTEQ Corp.* .....................................        874,250
     30,000  Novell, Inc.* .....................................        186,000
                                                                  -------------
                                                                      7,112,960
             DIVERSIFIED COMPANIES (1.2%)
     35,000  Honeywell International, Inc. .....................      1,583,400
     20,000  Pentair, Inc. .....................................        628,000
     12,000  Teleflex, Inc. ....................................        774,720
     40,000  Tyco International Ltd. ...........................      1,216,000
                                                                  -------------
                                                                      4,202,120
             DRUG (3.5%)
     30,000  AVI BioPharma, Inc.* ..............................         95,400
     25,000  Forest Laboratories, Inc.* ........................      1,265,000
     20,000  Genzyme Corp.* ....................................      1,231,600
     20,000  GlaxoSmithKline PLC ADR ...........................      1,055,200
     22,500  Immucor, Inc.* ....................................        657,675
     40,000  King Pharmaceuticals, Inc.* .......................        636,800
     25,000  Mylan Laboratories, Inc. ..........................        499,000
     70,000  Pfizer, Inc. ......................................      1,813,000
     40,000  Sanofi-Aventis ADR ................................      1,846,800
     20,000  Spectrum Pharmaceuticals, Inc.* ...................        110,600
     40,000  Teva Pharmaceutical
               Industries Ltd. ADR .............................      1,243,200
     30,000  Watson Pharmaceuticals, Inc.* .....................        780,900
     25,000  Wyeth .............................................      1,273,000
                                                                  -------------
                                                                     12,508,175
             ELECTRICAL EQUIPMENT (1.8%)
     10,000  American Science & Engineering,
               Inc.* ...........................................        595,100
     30,000  AVX Corp. .........................................        443,700
     35,000  Corning, Inc.* ....................................        654,850
     95,000  General Electric Co. ..............................      3,534,950
     18,000  Thomas & Betts Corp.* .............................        851,040
     40,000  Ultralife Batteries, Inc.* ........................        440,400
                                                                  -------------
                                                                      6,520,040
             ELECTRICAL UTILITY --
               CENTRAL (1.0%)
     10,000  ALLETE, Inc. ......................................        465,400
     35,000  American Electric Power
               Company, Inc. ...................................      1,490,300
     15,000  OGE Energy Corp. ..................................        600,000
     35,000  Westar Energy, Inc. ...............................        908,600
                                                                  -------------
                                                                      3,464,300
             ELECTRICAL UTILITY -- EAST (1.8%)
     16,000  Dominion Resources, Inc. ..........................      1,341,440
     15,000  Exelon Corp. ......................................        928,350
     50,000  Pepco Holdings, Inc. ..............................      1,300,500
     30,000  PPL Corp. .........................................      1,075,200
     30,000  Progress Energy, Inc. .............................      1,472,400
     30,000  TECO Energy, Inc. .................................        516,900
                                                                  -------------
                                                                      6,634,790
             ELECTRICAL UTILITY --
               WEST (0.3%)
     50,000  Xcel Energy, Inc. .................................      1,153,000
             ELECTRONICS (1.6%)
     40,000  Avnet, Inc.* ......................................      1,021,200
     55,000  Celestica, Inc.* ..................................        429,550
     20,000  Cubic Corp. .......................................        434,000
     25,000  LaserCard Corp.* ..................................        267,750
     25,000  MEMC Electronic Materials, Inc.* ..................        978,500
     15,000  Multi-Fineline Electronix, Inc.* ..................        304,350
     40,000  Paxar Corp.* ......................................        922,400
     55,000  Plantronics, Inc. .................................      1,166,000
     35,000  Valence Technology, Inc.* .........................         57,750
                                                                  -------------
                                                                      5,581,500
             ENTERTAINMENT (0.8%)
     50,000  CBS Corp. Class B .................................      1,559,000
     55,000  Time Warner, Inc. .................................      1,197,900
                                                                  -------------
                                                                      2,756,900
             ENTERTAINMENT
               TECHNOLOGY (0.1%)
     10,000  Avid Technology, Inc.* ............................        372,600
             ENVIRONMENTAL (0.1%)
     25,000  Tetra Tech, Inc.* .................................        452,250


See Notes to Financial Statements.
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8

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
             FINANCIAL SERVICES --
               DIVERSIFIED (2.9%)
     25,000  American International Group, Inc. ................  $   1,791,500
     35,000  Ameriprise Financial, Inc. ........................      1,907,500
     30,000  BISYS Group, Inc. (The)* ..........................        387,300
     40,000  Citigroup, Inc. ...................................      2,228,000
     10,000  HSBC Holdings PLC ADR .............................        916,500
     30,000  ING Groep NV ADR ..................................      1,325,100
     40,000  Loews Corp. .......................................      1,658,800
      5,000  Principal Financial Group, Inc. ...................        293,500
                                                                  -------------
                                                                     10,508,200
             FOOD PROCESSING (2.1%)
     30,000  Archer-Daniels-Midland Co. ........................        958,800
     20,000  Chiquita Brands International, Inc. ...............        319,400
     35,000  ConAgra Foods, Inc. ...............................        945,000
     27,000  General Mills, Inc. ...............................      1,555,200
     15,000  Hormel Foods Corp. ................................        560,100
     15,000  Imperial Sugar Co. ................................        363,150
     30,000  Sara Lee Corp. ....................................        510,900
     30,000  Smithfield Foods, Inc.* ...........................        769,800
     40,000  Tyson Foods, Inc. Class A .........................        658,000
     30,000  Unilever PLC ADR ..................................        834,600
                                                                  -------------
                                                                      7,474,950
             FOREIGN TELECOMMUNICATIONS
               (1.6%)
     45,000  Deutsche Telekom AG ...............................        819,000
     70,000  Telecom Corporation of New
               Zealand Ltd. ADR ................................      1,884,400
     30,000  Telefonica S.A. ADR ...............................      1,912,500
     40,000  Telefonos de Mexico S.A. de C.V.
               ADR .............................................      1,130,400
                                                                  -------------
                                                                      5,746,300
             FURNITURE/HOME
               FURNISHINGS (0.3%)
     30,000  La-Z-Boy, Inc. ....................................        356,100
     35,000  Tempur-Pedic International, Inc.* .................        716,100
                                                                  -------------
                                                                      1,072,200
             HEALTH CARE INFORMATION
               SYSTEMS (0.2%)
     30,000  IMS Health, Inc. ..................................        824,400
             HOUSEHOLD PRODUCTS (0.2%)
     30,000  Newell Rubbermaid, Inc. ...........................        868,500
             INFORMATION SERVICES (0.1%)
     20,000  ProQuest Co.* .....................................        209,000
             INSURANCE -- LIFE (0.9%)
     25,000  Lincoln National Corp. ............................      1,660,000
     30,000  Manulife Financial Corp. ..........................      1,013,700
     18,843  UnumProvident Corp. ...............................        391,558
                                                                  -------------
                                                                      3,065,258
             INSURANCE -- PROPERTY &
               CASUALTY (1.8%)
     25,000  21st Century Insurance Group ......................        441,250
     45,000  American Financial Group, Inc. ....................      1,615,950
     15,000  Arch Capital Group Ltd.* ..........................      1,014,150
     22,500  Berkley (W.R.) Corp. ..............................        776,475
     30,000  HCC Insurance Holdings, Inc. ......................        962,700
     15,000  PartnerRe Ltd. ....................................      1,065,450
     12,000  SAFECO Corp. ......................................        750,600
                                                                  -------------
                                                                      6,626,575
             MACHINERY (1.8%)
     10,000  AGCO Corp.* .......................................        309,400
     40,000  Briggs & Stratton Corp. ...........................      1,078,000
     10,000  Caterpillar, Inc. .................................        613,300
     20,000  Flowserve Corp.* ..................................      1,009,400
     30,000  Ingersoll-Rand Company Ltd.
               Class A .........................................      1,173,900
     20,000  Lincoln Electric Holdings, Inc. ...................      1,208,400
     30,000  Watts Water Technologies, Inc.
               Class A .........................................      1,233,300
                                                                  -------------
                                                                      6,625,700
             MARITIME (0.5%)
     30,000  Alexander & Baldwin, Inc. .........................      1,330,200


                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               9

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
     30,000  OMI Corp. .........................................  $     635,100
                                                                  -------------
                                                                      1,965,300
             MEDICAL SERVICES (1.6%)
     35,000  Health Management Associates, Inc.
               Class A .........................................        738,850
     20,000  Health Net, Inc.* .................................        973,200
     15,000  Laboratory Corporation of America
               Holdings* .......................................      1,102,050
     20,000  Lincare Holdings, Inc.* ...........................        796,800
     26,000  PSS World Medical, Inc.* ..........................        507,780
     40,000  Triad Hospitals, Inc.* ............................      1,673,200
                                                                  -------------
                                                                      5,791,880
             MEDICAL SUPPLIES (2.5%)
     14,011  Baxter International, Inc. ........................        649,970
     10,000  Becton Dickinson & Co. ............................        701,500
     12,000  Bio-Rad Laboratories, Inc. Class A* ...............        990,240
      5,000  Boston Scientific Corp.* ..........................         85,900
     20,000  Johnson & Johnson .................................      1,320,400
     15,000  Kinetic Concepts, Inc.* ...........................        593,250
     15,000  Medtronic, Inc. ...................................        802,650
     15,000  Molecular Devices Corp.* ..........................        316,050
     15,000  PolyMedica Corp. ..................................        606,150
     24,000  STERIS Corp. ......................................        604,080
     30,000  Syneron Medical Ltd.* .............................        813,900
      5,000  Varian Medical Systems, Inc.* .....................        237,850
     15,000  Zimmer Holdings, Inc.* ............................      1,175,700
                                                                  -------------
                                                                      8,897,640
             METALS & MINING
               DIVERSIFIED (0.9%)
     10,000  Alcan, Inc. .......................................        487,400
     20,000  Alliance Resource Partners LP .....................        690,400
     25,000  BHP Billiton Ltd. ADR .............................        993,750
     20,000  Cameco Corp. ......................................        809,000
     10,000  Titanium Metals Corp.* ............................        295,100
                                                                  -------------
                                                                      3,275,650
             METALS FABRICATING (0.0%)
      5,000  Trinity Industries, Inc. ..........................        176,000
             NATURAL GAS -- DISTRIBUTION (0.1%)
     21,000  Ferrellgas Partners, L.P. .........................        448,980
             NATURAL GAS -- DIVERSIFIED
               (0.7%)
     16,000  Devon Energy Corp. ................................      1,073,280
     45,000  El Paso Corp. .....................................        687,600
     20,000  National Fuel Gas Co. .............................        770,800
                                                                  -------------
                                                                      2,531,680
             NEWSPAPER (0.8%)
     15,000  Gannett Co, Inc. ..................................        906,900
     55,000  News Corp. Class B ................................      1,224,300
     25,000  Tribune Co. .......................................        769,500
                                                                  -------------
                                                                      2,900,700
             OFFICE EQUIPMENT &
               SUPPLIES (0.3%)
     20,000  Diebold, Inc. .....................................        932,000
             OILFIELD SERVICES/EQUIPMENT (2.5%)
     35,000  Bristow Group, Inc.* ..............................      1,263,150
     20,000  ENSCO International, Inc. .........................      1,001,200
     22,000  GlobalSantaFe Corp. ...............................      1,293,160
     25,000  Grant Prideco, Inc.* ..............................        994,250
     30,000  Patterson-UTI Energy, Inc. ........................        696,900
     35,000  Rowan Companies, Inc. .............................      1,162,000
     82,500  RPC, Inc. .........................................      1,392,600
     30,000  Superior Energy Services, Inc.* ...................        980,400
                                                                  -------------
                                                                      8,783,660
             PETROLEUM -- INTEGRATED (1.6%)
     30,000  Chesapeake Energy Corp. ...........................        871,500
     20,000  Chevron Corp. .....................................      1,470,600
     27,000  Hess Corp. ........................................      1,338,390
     15,000  Marathon Oil Corp. ................................      1,387,500
      1,000  PetroChina Co. Ltd. ADR ...........................        140,780
      5,000  Petroleo Brasileiro S.A. -
               Petrobras ADR ...................................        514,950
      5,000  Sasol Ltd. ADR ....................................        184,500
                                                                  -------------
                                                                      5,908,220


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
             PETROLEUM -- PRODUCING (0.6%)
     28,000  Anadarko Petroleum Corp. ..........................  $   1,218,560
     25,000  Cimarex Energy Co. ................................        912,500
                                                                  -------------
                                                                      2,131,060
             PHARMACY SERVICES (0.3%)
     35,000  CVS Corp. .........................................      1,081,850
             POWER (0.1%)
     50,000  Evergreen Solar, Inc.* ............................        378,500
             PRECIOUS METALS (0.9%)
     25,000  Anglo American PLC ADR ............................        610,250
     25,000  AngloGold Ashanti Ltd. ADR ........................      1,177,250
     30,000  Harmony Gold Mining Company
               Ltd. ADR* .......................................        472,500
     25,000  Newmont Mining Corp. ..............................      1,128,750
                                                                  -------------
                                                                      3,388,750
             PRECISION INSTRUMENT (0.7%)
     25,000  Applera Corporation -- Applied
               Biosystems Group ................................        917,250
     30,000  OSI Systems, Inc.* ................................        627,900
     40,000  PerkinElmer, Inc. .................................        889,200
                                                                  -------------
                                                                      2,434,350
             RAILROAD (0.8%)
     24,000  Canadian National Railway Co. .....................      1,032,720
     20,000  Canadian Pacific Railway Ltd. .....................      1,055,200
     15,000  Norfolk Southern Corp. ............................        754,350
                                                                  -------------
                                                                      2,842,270
             RECREATION (0.6%)
     30,000  Brunswick Corp. ...................................        957,000
     25,000  Polaris Industries, Inc. ..........................      1,170,750
                                                                  -------------
                                                                      2,127,750
             RETAIL -- SPECIAL LINES (0.9%)
     25,000  Borders Group, Inc. ...............................        558,750
     30,000  Cabela's, Inc.* ...................................        723,900
     30,000  Chico's FAS, Inc.* ................................        620,700
     30,000  Claire's Stores, Inc. .............................        994,200
     15,000  TJX Companies, Inc. (The) .........................        427,800
                                                                  -------------
                                                                      3,325,350
             RETAIL BUILDING SUPPLY (0.3%)
     25,000  Home Depot, Inc. (The) ............................      1,004,000
             RETAIL STORE (0.6%)
     15,000  Dollar General Corp. ..............................        240,900
     40,000  Wal-Mart Stores, Inc. .............................      1,847,200
                                                                  -------------
                                                                      2,088,100
             SEMICONDUCTOR (0.6%)
     40,000  Intel Corp. .......................................        810,000
     50,000  Motorola, Inc. ....................................      1,028,000
     27,000  O2Micro International Ltd. ADR* ...................        230,850
                                                                  -------------
                                                                      2,068,850
             STEEL -- INTEGRATED (0.0%)
     10,000  Mueller Water Products, Inc. Class A ..............        148,700
             TELECOMMUNICATION
               SERVICES (0.9%)
     45,750  BCE, Inc.* ........................................      1,235,250
     20,000  Dycom Industries, Inc.* ...........................        422,400
      7,000  Golden Telecom, Inc. ..............................        327,880
     35,000  Telkonet, Inc.* ...................................         93,450
     10,000  Turkcell Iletisim Hizmetleri AS ADR ...............        133,800
     40,000  Vodafone Group PLC ADR ............................      1,111,200
                                                                  -------------
                                                                      3,323,980
             TELECOMMUNICATIONS
               EQUIPMENT (0.7%)
     40,000  AudioCodes Ltd.* ..................................        374,800
     20,000  Mastec, Inc.* .....................................        230,800
     60,000  Nokia Oyj ADR .....................................      1,219,200
     20,000  Polycom, Inc.* ....................................        618,200
                                                                  -------------
                                                                      2,443,000
             TRUCKING (0.5%)
     10,000  Ryder System, Inc. ................................        510,600
     30,000  Yellow Roadway Corp.* .............................      1,131,900
                                                                  -------------
                                                                      1,642,500
             UTILITY -- FOREIGN (0.5%)
     35,000  Korea Electric Power Corp. ADR* ...................        794,850
     15,873  Scottish Power PLC ADR ............................        927,459
                                                                  -------------
                                                                      1,722,309


                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              11

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
             WATER UTILITY (0.4%)
     25,000  American States Water Co. .........................  $     965,500
     14,000  California Water Service Group ....................        565,600
                                                                  -------------
                                                                      1,531,100
             WIRELESS NETWORKING (0.5%)
     30,000  Alvarion Ltd.* ....................................        201,600
     40,000  Palm, Inc.* .......................................        563,600
     20,000  Powerwave Technologies, Inc.* .....................        129,000
     50,000  Symbol Technologies, Inc. .........................        747,000
                                                                  -------------
                                                                      1,641,200
             TOTAL COMMON STOCKS
               (Cost $167,184,779) .............................    207,046,976
PREFERRED STOCKS (1.5%)
             BANK (0.3%)
     40,000  KeyCorp Capital IX 6 3/4% .........................      1,009,600
             ELECTRICAL EQUIPMENT (0.2%)
     30,000  General Electric Capital
               Corp. 4 1/2%(4) .................................        686,100
             FINANCIAL SERVICES --
               DIVERSIFIED (0.3%)
     40,000  HSBC Holdings PLC 6 1/5% ..........................      1,016,000
             INSURANCE -- LIFE (0.2%)
     25,000  Metlife, Inc. Series B 6 1/2% .....................        657,750
             R.E.I.T. (0.2%)
     30,000  Health Care, Inc. Series F 7 5/8% .................        776,100
             SECURITIES BROKERAGE (0.3%)
     50,000  Lehman Brothers Holdings, Inc.
               Series G 6.07%(2) ...............................      1,292,000
                                                                  -------------
             TOTAL PREFERRED STOCKS
               (Cost $5,316,864) ...............................      5,437,550
                                                                  -------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
             CHEMICAL -- DIVERSIFIED (0.2%)
     15,000  Huntsman Corp. 5.00%, Pfd. ..........................      624,375
                                                                  -------------
             TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $658,599) .................................        624,375
                                                                  -------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (2.9%)
             CHEMICAL -- SPECIALTY (0.3%)
$ 1,175,000  Lubrizol Corp.,
               5.88%, 12/1/08 ..................................  $   1,181,891
             ELECTRICAL EQUIPMENT (1.1%)
  2,000,000  General Electric Capital
               Corp., 5.50%, 11/15/11 ..........................      1,996,684
  2,000,000  Thomas & Betts Corp.,
               6.39%, 2/10/09 ..................................      2,032,048
                                                                  -------------
                                                                      4,028,732
             ENTERTAINMENT (0.4%)
  1,500,000  Liberty Media Corp.,
               7.88%, 7/15/09 ..................................      1,564,236
             FOOD PROCESSING (0.3%)
  1,000,000  Sensient Technologies
               Corp., 6.50%, 4/1/09 ............................        993,837
             INDUSTRIAL SERVICES (0.3%)
  1,000,000  Sabre Holdings Corp.,
               7.35%, 8/1/11 ...................................        966,544
             INSURANCE - LIFE (0.5%)
  2,000,000  Principal Life Income
               Funding Trusts,
               3.94%, 4/1/16(2) ................................      1,805,900
                                                                  -------------
             TOTAL CORPORATE
               BONDS & NOTES
               (Cost $10,819,293) ..............................     10,541,140
                                                                  -------------
CONVERTIBLE CORPORATE BONDS & NOTES (4.5%)
            AEROSPACE/DEFENSE (0.4%)
  1,500,000  EDO Corp.
               4.00%, 11/15/25 .................................      1,443,750
             AIR TRANSPORT (0.7%)
  1,500,000  ExpressJet Holdings, Inc.,
               4.25%, 8/1/23 ...................................      1,415,625
  1,250,000  JetBlue Airways Corp.
               3.50%, 7/15/33 ..................................      1,200,000
                                                                  -------------
                                                                      2,615,625


See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
             APPAREL (0.4%)
$ 1,500,000  Kellwood Co.
               3.50%, 6/15/34(1) ...............................  $   1,406,250
             CABLE TV (0.4%)
  1,500,000  EchoStar Communications
               Corp. 5.75%, 5/15/08 ............................      1,528,125
             COMPUTER & PERIPHERALS (0.5%)
    800,000  Adaptec, Inc.
               0.75%, 12/22/23 .................................        721,000
  1,000,000  Mercury Computer
               Systems, Inc. (Senior
               Notes), 2.00%, 5/1/24 ...........................        900,000
                                                                  -------------
                                                                      1,621,000
             COMPUTER SOFTWARE &
               SERVICES (0.3%)
  1,000,000  Ciber, Inc. 2.88%, 12/15/23 .......................        923,750
             DRUG (0.8%)
  1,500,000  Sepracor, Inc.
               5.00%, 2/15/07 ..................................      1,492,500
  1,500,000  Valeant Pharmaceuticals
               International
               4.00%, 11/15/13 .................................      1,428,750
                                                                  -------------
                                                                      2,921,250
             INDUSTRIAL SERVICES (0.3%)
  1,000,000  Quanta Services, Inc.
               4.00%, 7/1/07 ...................................        985,000
             RETAIL - AUTOMOTIVE (0.1%)
    300,000  PEP Boys-Manny Moe &
               Jack (The),
               4.25%, 6/1/07 ...................................        297,000
             SEMICONDUCTOR (0.2%)
  1,000,000  Vitesse Semiconductor
               Corp. 1.50%, 10/1/24 ............................        820,000
             TELECOMMUNICATIONS
               EQUIPMENT (0.4%)
  1,500,000  Agere Systems, Inc.
               6.50%, 12/15/09 .................................      1,526,250
                                                                  -------------
             TOTAL CONVERTIBLE
               CORPORATE BONDS
               & NOTES
               (Cost $15,701,089) ..............................     16,088,000
                                                                  -------------
U.S. TREASURY OBLIGATIONS (14.9%)
  3,000,000  U.S. Treasury Notes,
               4.88%, 8/31/08 ..................................      2,999,766
  7,000,000  U.S. Treasury Notes,
               4.50%, 2/15/09 ..................................      6,957,615
  4,000,000  U.S. Treasury Notes,
               4.88%, 5/15/09 ..................................      4,008,752
  7,000,000  U.S. Treasury Notes,
               5.50%, 5/15/09 ..................................      7,117,033
  8,000,000  U.S. Treasury Notes,
               4.50%, 11/15/10 .................................      7,943,128
  9,000,000  U.S. Treasury Notes,
               4.75%, 3/31/11 ..................................      9,015,120
  6,103,380  U.S. Treasury Notes,
               2.38%, 4/15/11(3) ...............................      6,079,064
  6,000,000  U.S. Treasury Notes,
               4.88%, 4/30/11 ..................................      6,038,904
  3,000,000  U.S. Treasury Notes,
               5.13%, 6/30/11 ..................................      3,050,625
                                                                  -------------
             TOTAL U.S. TREASURY
               OBLIGATIONS
               (Cost $52,981,105) ..............................     53,210,007
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.3%)
  2,000,000  Federal Home Loan Bank,
               3.50%, 3/2/07 ...................................      1,994,448
  3,000,000  Federal Home Loan Bank,
               3.88%, 6/8/07 ...................................      2,983,485
  3,000,000  Federal Home Loan Bank,
               4.00%, 11/9/07 ..................................      2,969,205


                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              13

Value Line Income and Growth Fund, Inc.

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------


 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
$ 2,500,000  Federal Home Loan Bank,
               4.38%, 10/3/08 ..................................  $   2,469,698
  3,000,000  Federal Home Loan Bank,
               4.50%, 10/14/08 .................................      2,971,746
  2,500,000  Federal Home Loan Bank,
               4.63%, 11/21/08 .................................      2,481,325
  2,000,000  Federal Home Loan Bank,
               4.75%, 12/12/08 .................................      1,989,492
  1,578,434  Federal Home Loan Bank,
               4.75%, 10/25/10 .................................      1,567,590
  3,000,000  Federal Home Loan Bank,
               7.50%, 12/27/21 .................................      2,973,750
                                                                  -------------
             TOTAL U.S.
               GOVERNMENT
               AGENCY
               OBLIGATIONS
               (Cost $22,557,109) ..............................     22,400,739
                                                                  -------------
             TOTAL INVESTMENT
               SECURITIES (88.1%)
               (Cost $275,218,838) .............................    315,348,787
                                                                  -------------
SHORT-TERM INVESTMENTS (11.7%)
             REPURCHASE AGREEMENTS (10.6%)
 18,000,000  With Morgan Stanley &
               Co., 4.60%, dated
               12/29/06 due 1/02/07,
               delivery value
               $18,009,200,
               (collateralized by
               $18,075,000 U.S.
               Treasury Notes 5.625%,
               due 5/15/08, with a
               value of $18,370,856) ...........................     18,000,000
  1,900,000  With State Street Bank &
               Trust., 4.30%, dated
               12/29/06, due 1/02/07,
               delivery value
               $1,900,908
               (collateralized by
               $1,935,000 U.S.
               Treasury Notes 4.50%,
               due 2/15/16, with a
               value of $1,936,643) ............................      1,900,000
 18,000,000  With UBS Securities, LLC,
               4.50%, dated 12/29/06,
               due 1/02/07, delivery
               value $18,009,000
               (collateralized by
               $13,702,000 U.S.
               Treasury Notes 8.125%,
               due 5/15/21, with a
               value of $18,373,963) ...........................     18,000,000
                                                                  -------------
                                                                     37,900,000
             U.S. GOVERNMENT AGENCY
               OBLIGATIONS (1.1%)
  4,000,000  Federal Home Loan Bank,
               5.55%, 8/8/07 ...................................      4,000,000
                                                                  -------------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $41,900,000) ..............................     41,900,000
                                                                  -------------
CASH AND OTHER ASSETS IN
  EXCESS OF LIABILITIES (0.2%)                                          700,980
                                                                  -------------
NET ASSETS (100%)                                                 $ 357,949,767
                                                                  -------------
NET ASSET VALUE OFFERING AND
  REDEMPTION PRICE, PER
  OUTSTANDING SHARE
  ($357,949,767 \ 41,765,201 shares
  outstanding)                                                    $        8.57
                                                                  -------------

*     Non-income producing.

(1) Step Bond -- The rate shown is as of December 31, 2006 and will reset at a future date.

(2)   Rate at December 31, 2006. Floating rate changes monthly.

(3)   Treasury Inflation Protected Security (TIPS).

(4)   Multi-coupon preferred security.

ADR   American Depositary Receipt


See Notes to Financial Statements.
--------------------------------------------------------------------------------
14

                                         Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2006
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
   (Cost - $275,218,838) ...................................      $ 315,348,787
Repurchase agreements
   (Cost - $37,900,000) ....................................         37,900,000
Other short-term investments
   (Cost - $4,000,000) .....................................          4,000,000
Cash .......................................................            194,566
Interest and dividends receivable ..........................          1,408,329
Receivable for capital shares sold .........................            501,366
Receivable for securities sold .............................            200,565
                                                                  -------------
     Total Assets ..........................................        359,553,613
                                                                  -------------
Liabilities:
Payable for securities purchased ...........................          1,042,863
Payable for capital shares repurchased .....................            182,915
Accrued expenses:
   Advisory fee ............................................            202,803
   Service and distribution plan fees payable ..............             76,343
   Directors' fees and expenses ............................              7,542
   Other ...................................................             91,380
                                                                  -------------
     Total Liabilities .....................................          1,603,846
                                                                  -------------
Net Assets .................................................      $ 357,949,767
                                                                  =============
Net assets consist of:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   41,765,201 shares) ......................................      $  41,765,201
Additional paid-in capital .................................        273,642,760
Undistributed net investment income ........................            249,814
Accumulated net realized gain on
   investments .............................................          2,162,199
Net unrealized appreciation of investments
   and foreign currency translations .......................         40,129,793
                                                                  -------------
Net Assets .................................................      $ 357,949,767
                                                                  =============
Net Asset Value, Offering and Redemp-
   tion Price Per Outstanding Share
   ($357,949,767 \ 41,765,201 shares
   outstanding) ............................................      $        8.57
                                                                  =============



Statement of Operations
for the Year Ended                                             December 31, 2006
--------------------------------------------------------------------------------

Investment Income:
Interest ...................................................      $   6,696,992
Dividends (Net of foreign withholding tax
   of $81,939) .............................................          4,197,716
                                                                  -------------
   Total Income ............................................         10,894,708
                                                                  -------------
Expenses:
Advisory fee ...............................................          2,212,832
Service and distribution plan fee ..........................            831,860
Transfer agent fees ........................................            141,500
Printing and postage .......................................             75,124
Custodian fees .............................................             73,579
Registration and filing fees ...............................             65,318
Auditing and legal fees ....................................             59,699
Insurance ..................................................             34,925
Directors' fees and expenses ...............................             33,223
Telephone ..................................................              8,424
Other ......................................................             11,747
                                                                  -------------
   Total Expenses Before Custody Credits ...................          3,548,231
   Less: Custody Credits ...................................             (9,381)
                                                                  -------------
   Net Expenses ............................................          3,538,850
                                                                  -------------
Net Investment Income ......................................          7,355,858
                                                                  -------------
Net Realized and Unrealized Gain/(Loss)
   on Investments and Foreign Exchange
   Transactions:
   Net Realized Gain .......................................         18,111,994
   Change in Unrealized Appreciation/
     (Depreciation) ........................................          8,775,385
                                                                  -------------
Net Realized Gain and Change in Net
   Unrealized Appreciation/(Depreciation)
   on Investments and Foreign Exchange
   Transactions ............................................         26,887,379
                                                                  -------------
   Net Increase in Net Assets from
     Operations ............................................      $  34,243,237
                                                                  =============

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              15

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2006 and 2005
--------------------------------------------------------------------------------

                                                                               Year Ended            Year Ended
                                                                           December 31, 2006     December 31, 2005*
                                                                           -----------------     ------------------
Operations:
  Net investment income ...............................................       $   7,355,858          $   4,483,292
  Net realized gain on investments ....................................          18,111,994             20,734,371
  Change in net unrealized appreciation/depreciation ..................           8,775,385               (994,592)
                                                                              -------------          -------------
  Net increase in net assets from operations ..........................          34,243,237             24,223,071
                                                                              -------------          -------------
Distributions to Shareholders:
  Net investment income ...............................................          (8,750,631)            (4,380,308)
  Net realized gain from investment transactions ......................         (19,391,781)           (20,084,333)
                                                                              -------------          -------------
Total Distributions ...................................................         (28,142,412)           (24,464,641)
                                                                              -------------          -------------
Capital Share Transactions:
  Proceeds from sale of shares ........................................         115,457,405             51,309,683
  Proceeds from reinvestment of distributions to shareholders .........          25,860,357             22,013,294
  Cost of shares repurchased ..........................................         (66,365,012)           (26,744,105)
                                                                              -------------          -------------
  Increase from capital share transactions ............................          74,952,750             46,578,872
                                                                              -------------          -------------
Total Increase in Net Assets ..........................................          81,053,575             46,337,302
Net Assets:
  Beginning of year ...................................................         276,896,192            230,558,890
                                                                              -------------          -------------
  End of year .........................................................       $ 357,949,767          $ 276,896,192
                                                                              =============          =============
Undistributed net investment income, at end of year ...................       $     249,814          $     372,024
                                                                              =============          =============

*     Numbers were previously presented rounded to thousands.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
16

                                         Value Line Income and Growth Fund, Inc.

Notes to Financial Statements December 31, 2006
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

Value Line Income and Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement


--------------------------------------------------------------------------------
                                                                              17

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(F) Representations and Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

                                             Year Ended           Year Ended
                                         December 31, 2006     December 31, 2005
                                         -----------------     -----------------
Shares sold ..........................        13,266,329             5,953,451
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions .....................         3,013,133             2,628,466
Shares repurchased ...................        (7,604,969)           (3,114,586)
                                            ------------          ------------
Net increase .........................         8,674,493             5,467,331
                                            ------------          ------------
Dividends per
   share from net
   investment
   income ............................      $      .2250          $      .1500
                                            ------------          ------------
Distributions per
   share from net
   realized gains ....................      $      .4871          $      .6555
                                            ------------          ------------

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:


--------------------------------------------------------------------------------
18

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

                                                                   Year Ended
                                                                   December 31,
                                                                       2006
                                                                  -------------
PURCHASES:
   U.S. Treasury & Government Agency
      Obligations ........................................        $  56,029,651
   Other Investment Securities ...........................          170,173,082
                                                                  -------------
                                                                  $ 226,202,733
                                                                  =============
SALES & REDEMPTIONS:
   U.S. Treasury & Government Agency
      Obligations ........................................        $  16,199,278
   Other Investment Securities ...........................          158,394,755
                                                                  -------------
                                                                  $ 174,594,033
                                                                  =============

4.    Income Taxes

At December 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes .....................        $ 317,412,364
                                                                  =============
Gross tax unrealized appreciation ........................        $  42,870,312
Gross tax unrealized depreciation ........................           (3,033,889)
                                                                  -------------
Net tax unrealized appreciation on
   investments ...........................................        $  39,836,423
                                                                  -------------
Undistributed ordinary income ............................        $   2,153,580
                                                                  =============
Undistributed long-term gain .............................        $     551,201
                                                                  =============

Net unrealized gain (loss) differs for financial statements and tax purposes primarily due to wash sales and investments in partnerships.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased additional paid-in capital by approximately $71,810, increased undistributed net investment income by approximately $1,272,563 and decreased accumulated net realized gain by $1,344,373. Net assets were not affected by this reclassification. These reclasses are due to differing treatments of distributions, investments in partnerships, and real estate investment trusts for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2006 and 2005 were as follows:

                                                    2006               2005
                                                ------------       ------------
Ordinary income ........................        $ 11,643,776       $  7,889,645
Long-term capital gain .................          16,498,636         16,574,996
                                                ------------       ------------
                                                $ 28,142,412       $ 24,464,641
                                                ============       ============

5. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,212,832 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2006. This was computed at the rate of 0.70% of the first $100 million of the Fund's average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds' respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2006, fees amounting to $831,860 were paid or payable to the Distributor under this Plan.

For the year ended December 31, 2006, the Fund's expenses were reduced by $9,381 under a custody credit arrangement with the custodian.


--------------------------------------------------------------------------------
                                                                              19

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 411,126 shares of the Fund's capital stock, representing less than 1% of the outstanding shares at December 31, 2006. In addition, officers and directors of the Fund as a group owned 3,514 Shares of the Fund, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
20

                                         Value Line Income and Growth Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                              Years Ended December 31,
                                                        -----------------------------------------------------------------------
                                                            2006          2005            2004          2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................  $      8.37    $      8.35    $      8.23    $      7.00    $      8.17
                                                        -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
 Net investment income ...............................         0.19           0.15           0.11           0.11           0.11
 Net gains or losses on securities
  (both realized and unrealized) .....................         0.73           0.68           1.06           1.59          (1.09)
                                                        -----------    -----------    -----------    -----------    -----------
 Total from investment operations ....................         0.92           0.83           1.17           1.70          (0.98)
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions:
 Dividends from net investment income ................        (0.23)         (0.15)         (0.11)         (0.11)         (0.11)
 Distributions from net realized gains ...............        (0.49)         (0.66)         (0.94)         (0.36)         (0.08)
                                                        -----------    -----------    -----------    -----------    -----------
 Total distributions .................................        (0.72)         (0.81)         (1.05)         (0.47)         (0.19)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of year .........................  $      8.57    $      8.37    $      8.35    $      8.23    $      7.00
                                                        ===========    ===========    ===========    ===========    ===========
Total return .........................................        11.07%          9.98%         14.39%         24.43%        (12.03)%
                                                        ===========    ===========    ===========    ===========    ===========
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ...............  $   357,950    $   276,896    $   230,559    $   208,327    $   189,002
Ratio of expenses to average net assets(1) ...........         1.07%          1.09%          1.11%          1.15%          1.15%
Ratio of net investment income to average
 net assets ..........................................         2.21%          1.81%          1.31%          1.37%          1.41%
Portfolio turnover rate ..............................           62%            71%           103%           106%           155%

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.06% for the year ended December 31, 2006, 1.14% for the year ended December 31, 2003 and would not have changed for the years ended December 31, 2005, 2004, and 2002.


                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              21

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


February 26, 2007


--------------------------------------------------------------------------------
22

                                         Value Line Income and Growth Fund, Inc.

Federal Tax Status of Distributions (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
For corporate taxpayers, 19.23% of the ordinary income distributions paid during the calendar year 2006, qualify for the corporate dividends received deductions

During the calendar year 2006, 29.91% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2006, the Fund distributed $16,498,636 of long-term capital gain to its shareholders.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              23

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.


--------------------------------------------------------------------------------
24

                                         Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------



                    [This page is intentionally left blank.]



--------------------------------------------------------------------------------
                                                                              25

Value Line Income and Growth Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.


                                                                                                        Other
                                                    Length of     Principal Occupation                  Directorships
Name, Address, and Age       Position               Time Served   During the Past 5 Years               Held by Director
-------------------------------------------------------------------------------------------------------------------------
Interested Director*

Jean Bernhard Buttner        Chairman of the        Since 1983    Chairman, President and Chief         Value Line, Inc.
Age 72                       Board of Directors                   Executive Officer of Value Line,
                             and President                        Inc. (the "Adviser") and Value
                                                                  Line Publishing, Inc. Chairman
                                                                  and President of each of the 14
                                                                  Value Line Funds and Value Line
                                                                  Securities, Inc. (the "Distributor").
-------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors

John W. Chandler             Director               Since 1991    Consultant, Academic Search           None
1611 Cold Spring Rd.                                              Consultation Service, Inc.,
Williamstown, MA 01267                                            1994-2004; Trustee Emeritus and
Age 83                                                            Chairman (1993-1994) of the
                                                                  Board of Trustees of Duke
                                                                  University; President Emeritus,
                                                                  Williams College.
-------------------------------------------------------------------------------------------------------------------------
Frances T. Newton            Director               Since 2000    Customer Support Analyst, Duke        None
4921 Buckingham Drive                                             Power Company.
Charlotte, NC 28209
Age 65
-------------------------------------------------------------------------------------------------------------------------
Francis C. Oakley            Director               Since 2000    Professor of History, Williams        Berkshire Life
54 Scott Hill Road                                                College, (1961-2002); Professor       Insurance
Williamstown, MA 01267                                            Emeritus since 2002. President        Company
Age 75                                                            Emeritus since 1994 and President,    of America
                                                                  (1985-1994); Chairman (1993-
                                                                  1997) and Interim President
                                                                  (2002-2003) of the American
                                                                  Council of Learned Societies.
                                                                  Trustee since 1997 and Chairman
                                                                  of the Board since 2005, National
                                                                  Humanities Center.
-------------------------------------------------------------------------------------------------------------------------
David H. Porter              Director               Since 1997    Visiting Professor of Classics,       None
5 Birch Run Drive                                                 Williams College, since 1999;
Saratoga Springs, NY 12866                                        President Emeritus, Skidmore
Age 71                                                            College since 1999 and President,
                                                                  (1987-1998).


------------------------------------------------------------------------------
26

                                         Value Line Income and Growth Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------


                                                                                                        Other
                                                    Length of     Principal Occupation                  Directorships
Name, Address, and Age       Position               Time Served   During the Past 5 Years               Held by Director
-------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director               Since 1983    Chairman, Institute for               A. Schulman Inc.
169 Pompano St.                                                   Political Economy.                    (plastics)
Panama City Beach, FL 32413
Age 68
-------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director               Since 1996    Senior Financial Adviser, Veritable   None
1409 Beaumont Drive                                               L.P. (Investment Adviser) since
Gladwyne, PA 19035                                                2004; Senior Financial Adviser
Age 58                                                            Hawthorn, (2001-2004).
-------------------------------------------------------------------------------------------------------------------------
Officers

David T. Henigson            Vice President,        Since 1994    Director, Vice President and
Age 49                       Secretary and Chief                  Compliance Officer of the Adviser.
                             Compliance Officer                   Director and Vice President of the
                                                                  Distributor. Vice President,
                                                                  Secretary, and Chief Compliance
                                                                  Officer of each of the 14 Value
                                                                  Line Funds.
-------------------------------------------------------------------------------------------------------------------------
Stephen R. Anastasio         Treasurer              Since 2005    Controller of the Adviser until
Age 47                                                            2003; Chief Financial Officer of
                                                                  the Adviser, (2003-2005);
                                                                  Treasurer of the Adviser since
                                                                  2005. Treasurer of each of the 14
                                                                  Value Line Funds.
-------------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Secretary/   Since 2005    Director, Vice President and
Age 53                       Assistant Treasurer                  Secretary of the Adviser. Director
                                                                  and Vice President of the
                                                                  Distributor.
-------------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              27

Value Line Income and Growth Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Larger Companies Fund's sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am - 5pm CST, Monday - Friday, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
28

INVESTMENT ADVISER      Value Line, Inc.
                        220 East 42nd Street
                        New York, NY 10017-5891

DISTRIBUTOR             Value Line Securities, Inc.
                        220 East 42nd Street
                        New York, NY 10017-5891

CUSTODIAN BANK          State Street Bank and Trust Co.
                        225 Franklin Street
                        Boston, MA 02110

SHAREHOLDER             State Street Bank and Trust Co.
SERVICING AGENT         c/o BFDS
                        P.O. Box 219729
                        Kansas City, MO 64121-9729

INDEPENDENT             PricewaterhouseCoopers LLP
REGISTERED PUBLIC       300 Madison Avenue
ACCOUNTING FIRM         New York, NY 10017

LEGAL COUNSEL           Peter D. Lowenstein, Esq.
                        496 Valley Road
                        Cos Cob, CT 06807

DIRECTORS               Jean Bernhard Buttner
                        John W. Chandler
                        Frances T. Newton
                        Francis C. Oakley
                        David H. Porter
                        Paul Craig Roberts
                        Nancy-Beth Sheerr

OFFICERS                Jean Bernhard Buttner
                        Chairman and President
                        David T. Henigson
                        Vice President/Secretary/
                        Chief Compliance Officer
                        Stephen R. Anastasio
                        Treasurer
                        Howard A. Brecher
                        Assistant Secretary/
                        Assistant Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                        #537649

Item 2.  Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

      (a)   Audit Fees 2006 - $37,008

      (b)   Audit-Related fees - None.

      (c)   Tax Preparation Fees 2006 -$10,514

      (d)   All Other Fees - None

      (e)   (1)   Audit Committee Pre-Approval Policy. All services to be
                  performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

      (e)   (2)   Not applicable.

      (f)   Not applicable.

      (g)   Aggregate Non-Audit Fees 2006 -$10,514

      (h)   Not applicable.


Item 11. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

      (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)   (1)   Certification pursuant to Rule 30a-2(a) under the Investment
                  Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                  Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By: /s/ Jean B. Buttner
    --------------------------
    Jean B. Buttner, President


Date: March 12, 2007
      --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jean B. Buttner
    -------------------------------------------------------
    Jean B. Buttner, President, Principal Executive Officer



By: /s/ Stephen R. Anastasio
    ------------------------------------------------------------
    Stephen R. Anastasio, Treasurer, Principal Financial Officer


Date: March 12, 2007
      --------------